SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



                   Date of Report:                     October 1, 1996
                                                      ------------------
                  (Date of earliest event reported): (September 20, 1996)
                                                      ------------------


                           AMERICAN UNITED GLOBAL, INC.



              Delaware                  0-19404               95-4359228
          -----------------        ----------------         -------------
          (State or other          (Commission File         (IRS Employer
          jurisdiction of               No.)                    ID No.)
          incorporation)



                    25 Highland Boulevard, Dix Hills, New York 11746
                    ------------------------------------------------
                        (Address of principal executive offices)



                                     (516) 254-2134
                   --------------------------------------------------
                   Registrant's telephone number, including area code




             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

          Item 5 - Other Events.
          ---------------------

               Acquisition of Interglobe Networks, Inc.

               On September 20, 1996, the Company acquired, through a merger with an acquisition subsidiary of the Company (the "Interglobe Merger"), all of the outstanding capital stock of Interglobe Networks, Inc. ("Interglobe"), a private company providing engineering, design and consulting services for users and providers of telecommunications facilities on the Internet and other media. The Interglobe shareholders received the aggregate sum of $400,000 plus an aggregate of 800,000 shares of the Company's Common Stock.

               As a result of the Interglobe Merger, the Company is required to make funding commitments available to Interglobe to support Interglobe's operations and working capital needs in the form of intercompany loans and advances based upon annual budgets and forecasts provided to and approved by the Company. The pre-merger stockholders of Interglobe have also received four-year employment agreements with Interglobe and the Company pursuant to which they have been granted seven-year options to purchase an additional aggregate 800,000 shares of Company Common Stock at an exercise price per share of $6.00, which represents the lowest closing price of the Company's common stock as quoted on Nasdaq between the date of the letter of intent (June 20, 1996) and the closing date (the "Interglobe Options"). The Interglobe Options shall vest and be exercisable (i) 25% on July 31, 1997 in the event that Interglobe achieves at least $250,000 of Pre-Tax Income (as defined) in the year ending July 31, 1997, (ii) 25% on July 31, 1998 in the event that Interglobe achieves at least $1,000,000 of Pre-Tax Income (as defined) in the year ending July 31, 1998, (iii) 25% on July 31, 1999 in the event that Interglobe achieves at least $2,000,000 of Pre-Tax Income in the year ending July 31, 1999, and (iv) the balance of such Interglobe Options in the event that Interglobe achieves at least $4,500,000 of Pre-Tax Income in the year ending July 31, 2000. Alternatively, all 800,000 Interglobe Options shall vest if, during the period commencing September 20, 1996 and terminating on July 31, 2000, the accumulated Pre-Tax Income of Interglobe has equalled or exceeded $7,750,000. In the event that a change in control of the Company occurs, or the Company effects a sale of all or substantially all of the assets of Interglobe, prior to July 31, 2000, all of the Interglobe Options shall immediately vest upon such occurrence. In addition, the Interglobe agreement provides that if the Company effects a public offering of Interglobe or a sale of Interglobe prior to July 31, 2000, the Interglobe stockholders may elect to exchange two-thirds of all Company securities received by them in the Interglobe Merger for an aggregate of 25% of the common stock of Interglobe owned by the Company prior to such transaction.

               Pursuant to the terms of the Interglobe Merger, Artour Baganov, the President and Chief Executive Officer of Interglobe, has been appointed as a member of the Board of Directors of the Company.

          Item 7 - Financial Statements, Pro Forma Financial Statements and
          -----------------------------------------------------------------
          Exhibits
          --------

               (a)  Financial Statements
                    --------------------

                    None.

               (b)  Pro Forma Financial Statements
                    ------------------------------

                    None.

               (c)  Exhibits
                    --------

                    None.

                                       SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             AMERICAN UNITED GLOBAL, INC.
                                                (Registrant)



          Dated: October 1, 1996             By:/S/ DAVID M. BARNES
                                                --------------------------
                                                David M. Barnes,
                                                Vice President and
                                                Chief Financial Officer

                                       SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             AMERICAN UNITED GLOBAL, INC.
                                                (Registrant)



          Dated: October ____, 1996          By:
                                                 ------------------------
                                                 David M. Barnes,
                                                 Vice President
                                                 and Chief Financial Officer